                                                                    EXHIBIT 10.7

                          FOURTH SUPPLEMENTAL INDENTURE


         THIS FOURTH SUPPLEMENTAL INDENTURE, dated as of December 30, 1997, among PIONEER NATURAL RESOURCES USA, INC. (formerly known as Mesa Operating Co.), a Delaware corporation (the "Company"), PIONEER NATURAL RESOURCES COMPANY (as successor to MESA Inc.), a Delaware corporation ("Pioneer"), PIONEER NEWSUB1, INC., a Texas corporation and wholly-owned subsidiary of the Company ("NewSub1"), and HARRIS TRUST AND SAVINGS BANK, an Illinois corporation, as trustee (the "Trustee"). Capitalized terms used herein and not otherwise defined have the meanings set forth in the Indenture referred to below.

                                    RECITALS

         A. The Company, Pioneer and the Trustee are parties to that certain Indenture, dated as of July 2, 1996, as amended by the First Supplemental Indenture, dated as of April 15, 1997, as further amended by the Second Supplemental Indenture, dated as of August 7, 1997, as further amended by the Third Supplemental Indenture, dated as of December 18, 1997 (the "Indenture"), pursuant to which the 105/8% Senior Subordinated Notes due July 1, 2006 (the "Notes") were issued.

         B. In connection with a merger (the "Restructuring") as of the date hereof by and between the Company and NewSub1, NewSub1 will assume and be responsible and liable for all obligations of the Company with respect to the Notes and the Indenture (collectively, the "Restructured Debt"), to the same extent as if the Restructured Debt had been incurred or contracted by NewSub1.

         C. In connection with the Restructuring, the Company, Pioneer and NewSub1 have duly determined to make, execute and deliver to the Trustee this Fourth Supplemental Indenture in order to reflect the results of the Restructuring as required by the Indenture.

         NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, the parties hereto agree, subject to the terms and conditions hereinafter set forth, as follows for the benefit of the Trustee and the Holders of the Notes:

         1. The Restructuring is permitted by Section 5.1 of the Indenture and in connection therewith:

                  (a) NewSub1 hereby expressly assumes all obligations of the Company under the Notes and the Indenture;

                  (b) The Company, Pioneer and NewSub1 hereby represent that immediately before and after giving effect to the Restructuring, no Default or Event of Default exists;

                  (c) The Company, Pioneer and NewSub1 hereby represent that immediately after giving effect to the Restructuring on a pro forma basis (and treating any Indebtedness not previously an obligation of the Company which becomes the obligation of the Company as a result of the Restructuring as having been incurred at the time of such transaction), the Consolidated Net Worth of NewSub1, as the Surviving Entity, is equal to or greater than the Consolidated Net Worth of the Company immediately prior to the Restructuring; and

                  (d) The Company, Pioneer and NewSub1 hereby represent that NewSub1 will, at the time of the Restructuring and after giving pro forma effect thereto as if such transaction had occurred as of January 1, 1997, be permitted to incur at least $1.00 of additional Indebtedness as set forth in the first paragraph of Section 4.9 of the Indenture.

         2. As of the effective date of this Fourth Supplemental Indenture, NewSub1, as the Surviving Entity, shall succeed to, and be substituted for, and may exercise every right and power of the Company under the Indenture with the same effect as if NewSub1 had been named as the Company in the Indenture.

         3. This Fourth Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Indenture and, as provided in the Indenture, this Fourth Supplemental Indenture forms a part of the Indenture. Except to the extent amended by or supplemented by this Fourth Supplemental Indenture, the Company, Pioneer, NewSub1 and the Trustee hereby ratify, confirm and reaffirm the Indenture in all respects.

         4. This Fourth Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         5. The laws of the State of New York shall govern the construction and interpretation of this Fourth Supplemental Indenture, without regard to principles of conflicts of laws.

         IN WITNESS WHEREOF, the parties hereto have caused this Fourth Supplemental Indenture to be signed on their behalf by their duly authorized representatives as of the date first above written:

                                     PIONEER NATURAL RESOURCES USA,
Attest:                              INC.



 /s/ W.T. Howard                     By: /s/ M. Garrett Smith
--------------------------------        ----------------------------------------
Name:    W.T. Howard                          M. Garrett Smith
         Assistant Secretary                  Senior Vice President - Finance




                                     PIONEER NATURAL RESOURCES
Attest:                              COMPANY



 /s/ Scott D. Sheffield              By: /s/ M. Garrett Smith
--------------------------------        ----------------------------------------
Name:    Scott D. Sheffield                   M. Garrett Smith
         Assistant Secretary                  Executive Vice President and Chief
                                              Financial Officer


                                     PIONEER NEWSUB1, INC.
Attest:


 /s/ Scott D. Sheffield              By: /s/ M. Garrett Smith
--------------------------------        ----------------------------------------
Name:    Scott D. Sheffield                   M. Garrett Smith
         Assistant Secretary                  President


                                     HARRIS TRUST AND SAVINGS BANK,
Attest:                              as Trustee


 /s/ D.G. Donovan                    By: /s/ J. Bartolini
--------------------------------        ----------------------------------------
D.G. Donovan                                  J. Bartolini
Assistant Secretary                           Vice President












         [Signature Page - Fourth Supplemental Indenture - Page 1 of 1]